BT INSTITUTIONAL FUNDS


Prospective
    Investor________________                  Copy # ______________________


                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
               -------------------------------------------------

                        INSTITUTIONAL DAILY ASSETS FUND

                                October 27, 1998

                            As Revised April 9, 1999


INVESTMENT ADVISER AND ADMINISTRATOR
BANKERS TRUST COMPANY

PLACEMENT AGENT
ICC DISTRIBUTORS, INC.
TWO PORTLAND SQUARE
PORTLAND, ME 04101

                            DO NOT COPY OR CIRCULATE

(BULLET)                     BT INSTITUTIONAL FUNDS                     (BULLET)

--------------------------------------------------------------------------------

                         INSTITUTIONAL DAILY ASSETS FUND


                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
--------------------------------------------------------------------------------
                                OCTOBER 27, 1998
                            AS REVISED APRIL 9, 1999


The Institutional Daily Assets Fund (the "Fund") seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high-quality money market instruments. The Fund is a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is a diversified series of BT Institutional Funds, a Massachusetts Business Trust (the "Trust"). Bankers Trust Company ("Bankers Trust") serves as the Fund's investment adviser (the "Adviser"). The Fund is a management investment company commonly known as a money market fund.

Please read this Confidential Private Offering Memorandum (the "Memorandum") carefully before investing and retain it for future reference. It contains important information about the Fund that investors should know before investing.

A Confidential Statement of Additional Information with respect to the Fund ("SAI") with the same date has been filed with the Securities and Exchange Commission (the "SEC"), and is incorporated herein by reference. A copy of the SAI is available without charge by calling the Fund's service agent at 1-800-730-1313.

Three copies of a Subscription Agreement for use in subscribing to purchase shares of the Fund accompany delivery of this Memorandum. In order to purchase shares of the Fund, a prospective investor must satisfactorily complete, execute and deliver each copy of the Subscription Agreement to Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE FUND INTENDS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE ("NAV"), ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

THE SECURITIES DESCRIBED HEREIN ARE OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY OF ANY JURISDICTION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE BEING OFFERED FOR INVESTMENT ONLY TO INVESTORS WHO QUALIFY AS BOTH (1) "ACCREDITED INVESTORS" AS DEFINED UNDER REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (2) INSTITUTIONAL INVESTORS. SHARES OF THE FUND ARE NOT BEING OFFERED TO INDIVIDUALS OR TO ENTITIES ORGANIZED FOR THE PURPOSE OF INVESTING ON BEHALF OF INDIVIDUALS.

INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY MEET CERTAIN FINANCIAL REQUIREMENTS AND THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS, RISKS AND MERITS OF AN INVESTMENT IN THE FUND.

NO RESALE OF SHARES MAY BE MADE UNLESS THE SHARES ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM HAS BEEN PREPARED ON A CONFIDENTIAL BASIS SOLELY FOR THE INFORMATION OF THE RECIPIENT AND MAY NOT BE REPRODUCED, PROVIDED TO OTHERS OR USED FOR ANY OTHER PURPOSE.

NO PERSON HAS BEEN AUTHORIZED TO MAKE REPRESENTATIONS OR GIVE ANY INFORMATION WITH RESPECT TO THE SHARES, EXCEPT THE INFORMATION CONTAINED HEREIN OR IN THE TRUST'S REGISTRATION STATEMENT FILED UNDER THE 1940 ACT.

                          FOR NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE ATTORNEY GENERAL OR THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR TRANSACTION MEANS THAT THE ATTORNEY GENERAL HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT, ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

                             FOR GEORGIA INVESTORS

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                             FOR FLORIDA INVESTORS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT.

IF SALES ARE MADE TO FIVE (5) OR MORE INVESTORS IN FLORIDA, ANY FLORIDA INVESTOR MAY, AT THE INVESTOR'S OPTION, VOID ANY PURCHASE HEREUNDER WITHIN A PERIOD OF THREE (3) DAYS AFTER THE INVESTOR (A) FIRST TENDERS OR PAYS TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT THE CONSIDERATION REQUIRED HEREUNDER OR
(B) DELIVERS ITS EXECUTED SUBSCRIPTION AGREEMENT, WHICHEVER OCCURS LATER. TO ACCOMPLISH THIS, IT IS SUFFICIENT FOR A FLORIDA INVESTOR TO SEND A LETTER OR TELEGRAM TO THE ISSUER WITHIN SUCH THREE (3) DAY PERIOD, STATING THAT THE INVESTOR IS VOIDING AND RESCINDING THE PURCHASE. IF AN INVESTOR SENDS A LETTER, IT IS PRUDENT TO DO SO BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO INSURE THAT THE LETTER IS RECEIVED AND TO EVIDENCE THE TIME OF MAILING.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
--------------------------------------------------------------------------------

Summary of Fund Expenses.......................................................4

Financial Highlights...........................................................5

Investment Objective and Policies..............................................6

Risk Factors...................................................................9

Net Asset Value...............................................................10

Purchase and Redemption of Shares.............................................10

Dividends, Distributions and Taxes............................................11

Performance Information and Reports...........................................11

Management of the Fund and Trust..............................................12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund and the estimated aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund.

--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)
Investment Advisory Fee.......................................................................................      0.10%
Distribution (Rule 12b-1) Fee.................................................................................      None
Other expenses (after reimbursements or waivers)..............................................................      0.02%
Total operating expenses (after reimbursements or waivers)....................................................      0.12%


Example                                                                        1 year     3 years     5 years     10 years
You would pay the following expenses on a $1,000 investment, assuming: (1) 5% annual return and (2) redemption at the end of each
 time period................................................................     $1          $4          $7          $15

--------------------------------------------------------------------------------

The expense table and the example above show the estimated costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.12% of the Fund's average net assets annually. In the absence of this undertaking, for the period ended June 30, 1998, the total operating expenses would have been equal to 0.122% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

Shares of the Fund are distributed by ICC Distributors, Inc. ("ICC") as the Fund's placement agent (the "Placement Agent") primarily to institutional customers of Bankers Trust that participate in Bankers Trust's securities lending program.

For more information with respect to the expenses of the Fund see "Management of the Fund and Trust" herein.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for the periods indicated and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.


                                                                                                       FOR THE PERIOD
                                                                                                        NOVEMBER 13,
                                                                                         FOR THE            1996
                                                                                        YEAR ENDED    (COMMENCEMENT OF
                                                                                         JUNE 30,      OPERATIONS) TO
                                                                                           1998        JUNE 30, 1997
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD.................................................   $     1.00       $     1.00
                                                                                        ----------    ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..............................................................         0.06             0.03
  Net Realized Gain from Investment Transactions.....................................         0.00(2)          0.00(2)
                                                                                        ----------    ----------------
Total from Investment Operations.....................................................         0.06             0.03
                                                                                        ----------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income..............................................................        (0.06)           (0.03)
                                                                                        ----------    ----------------
NET ASSET VALUE, END OF PERIOD.......................................................   $     1.00       $     1.00
                                                                                        ==========    ================
TOTAL INVESTMENT RETURN..............................................................         5.71%            3.46%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted)...........................................   $5,729,267       $2,748,056
  Ratios to Average Net Assets:
    Net Investment Income............................................................         5.55%            5.43%(1)
    Expenses.........................................................................         0.12%            0.12%(1)
    Decrease Reflected in Above Expense Ratio Due to Absorption of Expenses by
     Bankers Trust...................................................................        0.002%            0.01%

--------------------------------------------------------------------------------
(1) Annualized
(2) Less than $0.01 per share

Further information about the Fund's performance is contained in the Fund's Annual Report dated June 30, 1998, which can be obtained free of charge.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high-quality money market instruments. The Fund offers investors a convenient means of investing cash collateral received in connection with securities lending transactions in a diversified portfolio of short-term money market instruments.

There can be no assurance that the investment objective of the Fund will be achieved. The Fund's investment objective is not a fundamental policy and may be changed upon 30 days written notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs.

The following is a discussion of the various investments and investment policies of the Fund. Additional information about the investment policies of the Fund appears in the SAI of the Fund.

The Fund, in pursuing its investment objective, will comply with Rule 2a-7 under the 1940 Act ("Rule 2a-7"). The Fund will attempt to achieve its investment objective by investing in money market instruments that are eligible under Rule 2a-7.

Descriptions of eligible instruments include, but are not limited to, the following money market instruments:

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. The Fund may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Fund may invest include, but are not limited to, certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.

If Bankers Trust, acting under the supervision of the Board of Trustees of the Fund, deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign financial institutions, including banks. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. financial institutions, including banks, because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, differing reserve requirements, reporting and recordkeeping requirements and accounting standards, possible seizure or nationalization of deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on financial institution obligations. Under normal market conditions, the Fund will invest more than 25% of its assets in the bank and other financial institution obligations described above. The Fund's concentration of its investments in the obligations of banks and other financial institutions will cause the Fund to be subject to the risks peculiar to these industries to a greater extent than if its investments were not so concentrated.

COMMERCIAL PAPER. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Fund and the issuer, they are not ordinarily traded. Although no active secondary market

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
may exist for these notes, the Fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Bankers Trust, acting under the supervision of the Board of Trustees of the Fund, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes may exceed 397 days in certain circumstances. (See "Quality and Maturity of the Fund's Securities" herein.)

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in fixed or variable rate obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government ("U.S. Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. government, such as short-term obligations of the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export/Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

OTHER DEBT OBLIGATIONS. The Fund may invest in deposits, bonds, notes and debentures and other debt obligations of issuers that at the time of purchase have outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by Bankers Trust to be of comparable quality and are rated in the top three highest long-term rating categories by the NRSROs rating such security.

ASSET-BACKED SECURITIES. The Fund may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of interest or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with banks and governmental securities dealers approved by the Fund's Board of Trustees. Under the terms of a typical repurchase agreement, the Fund would acquire U.S. Government Obligations (or any other securities permitted by Rule 2a-7) regardless of maturity, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights. Bankers Trust, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement it will earmark cash, U.S. Government Obligations or other high grade, liquid debt instru-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ments having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by the Fund for purposes of the limitations described in "Additional Investment Limitations" below and in the SAI. The Fund may only enter into reverse repurchase agreements for temporary purposes and not for leverage.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.

Securities purchased on a when-issued or delayed delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, the Fund will earmark cash, U.S. Government Obligations or other liquid instruments in an amount at least equal to the when-issued or delayed delivery commitment.

INVESTMENT IN OTHER INVESTMENT COMPANIES. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more that 10% of its assets in other money market funds (unless permitted to exceed these limitations by an exemptive order of the SEC).

ILLIQUID SECURITIES. The Fund may not invest more than 10% of its net assets in securities which are illiquid or otherwise not readily marketable (such securities may include securities which are subject to legal or contractual restrictions on resale and repurchase agreements with maturities over seven days). If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security as soon as is reasonably practicable unless if to do so would not be in the best interests of shareholders.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect the Fund's share price. Subject to the diversification limits contained in Rule 2a-7, the Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks or other financial institutions.

QUALITY AND MATURITY OF THE FUND'S SECURITIES

The Fund will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Fund invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which provides such ratings), or if unrated, are believed by Bankers Trust, under the supervision of the Fund's Board of Trustees, to be of comparable quality. Currently, there are five rating agencies which have been designated by the SEC as an NRSRO. These organizations and their highest short-term rating category (which also may be modified by a "+") are: Duff and Phelps, Inc., D-1; Fitch IBCA, Inc., F-1; Moody's Investors Service Inc., Prime-1; Standard & Poor's, A-1; and Thomson BankWatch, Inc., T-1. A description of all short and long-term ratings is provided in the Appendix to the SAI. Bankers Trust, acting under the supervision of and procedures adopted by the Fund's Board of Trustees, will also determine that all securities purchased by the Fund present minimal credit risks. Bankers Trust will cause the Fund to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Fund. High-quality,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

ADDITIONAL INVESTMENT LIMITATIONS

The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry (excluding U.S. Government Obligations and repurchase agreements collateralized by U.S. Government Obligations), except that, under normal market conditions, more than 25% of the total assets of the Fund will be invested in obligations of banks and other financial institutions. As an operating policy, the Fund may not invest more than 5% of its total assets in the obligations of any one issuer except: (1) as may be permitted by Rule 2a-7 and (2) for U.S. Government Obligations and repurchase agreements collateralized fully thereby, which may be purchased without limitation. The Fund is also authorized to borrow for temporary purposes to meet redemptions, including entering into reverse repurchase transactions, in an amount up to 10% of its total assets and to pledge its assets to the same extent in connection with these borrowings. At the time of an investment, the Fund's aggregate holdings of repurchase agreements having a remaining maturity of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Fund), time deposits having remaining maturities of more than seven calendar days and other illiquid securities will not exceed 10% of the Fund's net assets. If changes in the liquidity of certain securities cause the Fund to exceed such 10% limit, the Fund will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Fund. The Fund's limitations on investment in a single industry and on borrowing may not be changed without the approval of the shareholders of the Fund. All other investment policies and limitations described in this Memorandum may be changed by a vote of the Fund's Board of Trustees.

The SAI contains further information on the Fund's investment restrictions.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

The Fund is designed as a cash management vehicle for institutional investors seeking high current income approximating money market rates while remaining liquid with a stable share price. The Fund adheres to the following practices which enable it to attempt to maintain a $1.00 share price: limiting average dollar-weighted maturity of the securities held by the Fund to 90 days or less; buying securities which mature, or are deemed to mature, in 397 days or less; and buying only high-quality securities with minimal credit risks. The Fund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Fund invests in high-quality money market securities, investors should be aware that an investment in the Fund is not without risk. All money market instruments, including U.S. Government Obligations, can change in value when interest rates or an issuer's creditworthiness changes.

It is expected that money used to purchase Fund shares will be comprised primarily of cash collateral which the Fund's institutional investors receive in connection with their participation in Bankers Trust's securities lending program. The amount of such collateral is subject to periodic fluctuation, and accordingly the Fund may experience large purchases and redemptions over a relatively short time period which may impact the Fund's ability to optimize cash management. To assist the Fund in remaining fully invested, pursuant to its request, the Fund has received an order from the SEC granting the Fund and Bankers Trust permission to jointly enter into repurchase agreements and other investments with non-affiliated banks, broker-dealers or other issuers with respect to amounts to be received on any day. Such investments will be apportioned between the Fund and Bankers Trust in such a manner as to maximize the investment of cash by the Fund.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

The NAV per share of the Fund is calculated on each Valuation Day, currently each Monday through Friday, except (a) January 1st, Martin Luther King, Jr.'s Birthday (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veteran's Day (November 11th), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays fall on a Saturday or Sunday, respectively.

The NAV per share of the Fund is computed by dividing the value of the Fund's assets, less all liabilities, by the total number of its shares outstanding. The NAV per share will normally be $1.00.

The assets of the Fund are valued by using the amortized cost method of valuation. This method involves valuing each security held by the Fund at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Fund will not be reflected in the Fund's NAV. All cash receivables and current payments are valued at face value. The Board of Trustees of the Fund will monitor the valuation of assets by this method and will make such changes as it deems necessary to assure that the assets are valued fairly and in good faith.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The Fund accepts purchase orders for shares of the Fund at the NAV per share of the Fund next determined on each Valuation Day. See "Net Asset Value" herein. There is no sales charge on the purchase of shares. There is no minimum required initial investment amount. Shares of the Fund may be purchased in only those states where they may be lawfully sold. The Fund and the Placement Agent reserve the right to reject any purchase order.

Investors in the Fund must qualify as both (1) "Accredited Investors" as defined under Regulation D of the Securities Act of 1933, as amended and (2) institutional investors.

Purchase orders for shares of the Fund will receive, on any Valuation Day, the NAV next determined following receipt by Bankers Trust, as the Fund's transfer agent (the "Transfer Agent"), of such order. If a purchase order is transmitted to the Transfer Agent prior to 5:30 p.m., Eastern time, and if payment in the form of federal funds is received on that day by Bankers Trust, as the Fund's custodian (the "Custodian"), the shareholder will be invested as of that day and will accrue the dividend declared on that day.

It is anticipated that the majority of investors in the Fund will issue standing orders, effective on or before 5:30 p.m., Eastern time of each day on which the Fund is open, to invest in the Fund cash collateral received in connection with securities lending transactions. Shares must be purchased in accordance with procedures established by Bankers Trust and the Placement Agent in connection with customers' accounts.

Certificates for shares will not be issued. Each shareholder's account will be maintained by the Transfer Agent. The Transfer Agent may subcontract with other service providers to perform certain services.

REDEMPTION OF SHARES

Shareholders may redeem shares at the NAV per share next determined on each Valuation Day. It is anticipated that the majority of investors in the Fund will issue standing orders to Bankers Trust to redeem shares of the Fund as necessary in connection with such investors' participation in Bankers Trust's securities lending program. Redemption requests for shares of the Fund transmitted to the Transfer Agent prior to 5:30 p.m., Eastern time, on each Valuation Day will be redeemed on that day at the NAV per share next determined, and the redemption proceeds normally will be delivered to the shareholder's account on that day; no dividend will accrue on the day of redemption. Payments for redemptions will in any event be made within seven calendar days following receipt of the request. Within the first

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

five Valuation Days of each month, the Fund pays dividends for the preceding month. Dividends will not be reinvested in the Fund. Redemption orders are processed without charge by the Fund.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Trust intends for the Fund to qualify annually and to elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

Provided that the Fund continues to qualify as a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a federal income tax liability.

The Fund determines its net income and realized capital gains, if any, on each Valuation Day at 5:30 p.m. Eastern time. The Fund declares dividends from its net income on each Valuation Day and pays dividends in cash for the preceding month within the first five Valuation Days of each month. The Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of the Fund's realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually in cash at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income, provided that such shareholder is not a tax-exempt entity. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction applicable to corporations. Shareholders should consult their own tax adviser concerning the application of federal, state and local taxes to the distributions they receive from the Fund.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

From time to time, the Fund may report its "current yield" and/or "effective yield" to investors. The Fund will not publicly advertise its performance, nor make its performance figures available to reporting services. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven- day period (which period will be stated in the report). This income is then "annualized;" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

Yield is a function of the quality, composition and maturity of the securities held by the Fund and operating expenses of the Fund. In particular, the Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of the Fund will tend to be somewhat lower than prevailing market rates, and in periods of declining interest rates, the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested by the Fund in instruments producing higher yields than the balance of the Fund's securities, thereby increasing the current yield of the Fund. In periods of falling interest

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield.

From time to time reports to shareholders may compare the yield of the Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Fund might be compared with, for example, the IBC/Donoghue's Taxable First Tier Institutional Only Money Fund Average, which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized, independent publication that monitors the performance of money market mutual funds. Similarly, the yield of the Fund might be compared with rankings prepared by Micropal Limited and/or Lipper Analytical Services, Inc., which are widely recognized, independent services that monitor the investment performance of mutual funds. The yield of the Fund might also be compared with the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Shareholders may make inquiries regarding the Fund's performance by contacting the Fund's service agent at 1-800-730-1313.

Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including a listing of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND AND TRUST
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The affairs of the Fund and Trust are managed under the supervision of the Trust's Board of Trustees (referred to herein as the "Fund's Board of Trustees"). For more information with respect to the Fund's Board of Trustees, see "Management of the Trust" in the SAI. By virtue of the responsibilities assumed by Bankers Trust, as administrator of the Trust, the Trust does not need employees other than its executive officers. None of the executive officers of the Trust devotes full time to the affairs of the Fund or Trust.

INVESTMENT ADVISER

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of June 30, 1998, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion. Bankers Trust is dedicated to serving the needs of corporations, government agencies, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built in a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.


On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the portfolio. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.



On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.


Bankers Trust, subject to the supervision and direction of the Fund's Board of Trustees, manages the Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund and employs professional investment managers and securities analysts who provide research services to the Fund. All orders for investment transactions on behalf of the Fund are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Fund only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Fund may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Fund, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Fund.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Fund and Trust described in this Memorandum and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust acts as administrator, transfer agent, shareholder servicing agent, custodian and dividend disbursing agent. As the Fund's administrator, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Fund in all aspects of the administration and operation of the Trust. Under its Administration and Services Agreement with the Trust, Bankers Trust receives a fee, computed daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. This fee is included in the Fund's other expenses. (See "Summary of the Fund Expenses" herein) Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others at Bankers Trust's expense. For more information, see the SAI.

PLACEMENT AGENT

Under its Placement Agent Agreement with the Fund, ICC, as Placement Agent, serves as the Trust's principal underwriter on a best efforts basis. ICC and its affiliates currently provide administration and distribution services for other registered investment companies. The principal business address of ICC is Two Portland Square, Portland, ME 04101.

SERVICE AGENT

Bankers Trust acts as service agent ("Service Agent") pursuant to its Administration and Services Agreement with the Fund and receives no additional compensation from the Fund for such shareholder services. The services provided by Bankers Trust as Service Agent may include establishing and maintaining shareholder

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
accounts, processing purchase and redemption transactions, performing shareholder sub-accounting, answering client inquiries regarding the Fund, transmitting proxy statements, updating prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the shareholders may reasonably request and agree upon with the Service Agent.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as custodian of the assets of the Fund and serves as the transfer agent for the Fund under the Administration and Services Agreement with the Fund.

ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990, under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts Business Trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Shareholders of all the series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

EXPENSES OF THE TRUST

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust, including investment advisory fees, administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BT INSTITUTIONAL FUNDS
INSTITUTIONAL DAILY ASSETS FUND

INVESTMENT ADVISER AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006

PLACEMENT AGENT
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME 04101

CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY
130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

COUNSEL
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY 10019

                          ............................

No person has been authorized to give any information or to make any representations other than those contained in the Fund's Confidential Private Offering Memorandum, its Confidential Statement of Additional Information in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Confidential Private Offering Memorandum does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                          .............................


STA814300 (4/99)